UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

September 18, 2009 (September 18, 2009)

SPECTRUM BRANDS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13615	22-2423556
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Six Concourse Parkway, Suite 3300 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 829-6200

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Spectrum Brands, Inc. (the “Company”) is filing this Current Report on Form 8-K to recast its audited consolidated financial statements that were initially filed with the United States Securities and Exchange Commission (the “SEC”) on December 10, 2008, in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2008 (the “2008 10-K”) to reflect the growing products portion of its Home and Garden Business (“Growing Products”) as discontinued operations for all periods presented. As further described below, this Current Report on Form 8-K reflects the impact of Growing Products as discontinued operations for the financial periods presented in the 2008 10-K in accordance with applicable accounting rules and should not be read as a restatement of the 2008 10-K. In the Current Report on Form 8-K filed by the Company with the SEC on August 31, 2009, the Company disclosed its obligation under certain registration rights agreements to file “shelf” registration statements covering the registrable securities held by certain investors in the Company. This Current Report on Form 8-K is being filed in anticipation of the filing of such registration statements.

Discontinued Operations

In November 2008, the Company’s board of directors committed to the shutdown of Growing Products, which includes the manufacturing and marketing of fertilizers, enriched soils, mulch and grass seed, following an evaluation of the historical lack of profitability and the projected input costs and significant working capital demands of Growing Products for the Company’s fiscal year ending September 30, 2009 (“Fiscal 2009”). As of March 29, 2009, the Company completed the shutdown of Growing Products. In accordance with the requirements of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS 144”), Growing Products was reported as discontinued operations for all periods presented in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 29, 2009, and June 28, 2009.

Accordingly, the Company is revising and including as Exhibits 99.1 through 99.4 in this Current Report on Form 8-K the following portions of the 2008 10-K to present Growing Products as discontinued operations for all periods presented:

Part I	Item 1.	Business.
Part II	Item 6.	Selected Financial Data.
Part II	Item 7.	Management’s Discussion and Analysis of Financial Condition and Results of Operation.
Part IV	Item 15.	Exhibits and Financial Statement Schedules.

In order to preserve the nature and character of the disclosures set forth in such items as originally filed in the 2008 10-K, no attempt has been made in this Current Report on Form 8-K, and it should not be read, to modify or update disclosures as presented in the 2008 10-K to reflect events or occurrences after December 10, 2008, the date of the filing of the 2008 10-K, except for matters relating specifically to the recasting of the presentations described above and except to note the occurrence of the Company’s chapter 11 reorganization proceedings in the United States Bankruptcy Court for the Western District of Texas first publicly disclosed by the Company on its Current Report on Form 8-K filed with the SEC on February 3, 2009, with added disclosure included in Exhibit 99.4 Item 15. Exhibits and Financial Statement Schedules, Note 19, Chapter 11 Proceedings (Unaudited), to this Current Report on Form 8-K. Therefore, this Current Report on Form 8-K should be read in conjunction with the portions of the 2008 10-K that have not been recast herein and in conjunction with the Company’s filings made with the SEC subsequent to the filing of the 2008 10-K.

Explanatory Note

References in the exhibits to this Current Report on Form 8-K to the Company’s Annual Report on Form 10-K for fiscal year 2008 refer to the 2008 10-K as recast by this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Item 1. Business.

99.2	Item 6. Selected Financial Data.

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation.

99.4	Item 15. Exhibits and Financial Statement Schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2009	SPECTRUM BRANDS, INC.

	By:	/s/ Anthony L. Genito
		Name:	Anthony L. Genito
		Title:	Executive Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Item 1. Business.

99.2	Item 6. Selected Financial Data.

99.3	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation.

99.4	Item 15. Exhibits and Financial Statement Schedules.

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